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[logo] M F S(R)
INVESTMENT MANAGEMENT

[graphic omitted]

MFS(R) UTILITIES FUND

ANNUAL REPORT o OCTOBER 31, 2001
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TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  9
Results of Shareholder Meeting ............................................ 14
Portfolio of Investments .................................................. 15
Financial Statements ...................................................... 22
Notes to Financial Statements ............................................. 29
Independent Auditors' Report .............................................. 35
Trustees and Officers ..................................................... 37

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MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC,
    MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.
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NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
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

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
    Jeffrey L. Shames

Dear Shareholders,
As I write this letter, it's been just over two months since the events of September 11, among the most tragic events ever to occur on U.S. soil. The human dimensions of September 11 have rightfully overshadowed all else, but the terrorist attacks were also unprecedented in terms of a market event.

POTENTIAL RECOVERY PUSHED OUT
Prior to September 11, we felt that the market was approaching bottom and might be on a slow, uneven, but upward trend toward recovery. On September 11, political uncertainty was added to the issues buffeting the economy, and the market subsequently hit new lows. Due largely to a decrease in air travel and the ripple effects in a large number of industries, companies announced a huge number of employee layoffs in the weeks following the attacks.

On October 31, the U.S. Commerce Department announced that gross domestic product (GDP) declined 0.4% in the third quarter, the first drop in GDP since 1993. With most economists expecting GDP growth to be negative in the fourth quarter as well, this announcement virtually assured that the economy has entered a recession. (A recession is generally defined as two or more consecutive quarters of declining GDP growth.)

We think the implication for investors is that the current economic downturn may last longer than we had previously expected, with a potential recovery pushed out farther into the future. However, it is important to note that the equity market had experienced a significant downturn prior to September 11, with many stocks already factoring in a slow growth environment.

ENCOURAGING SIGNS AMID A DOWNTURN
We do, however, have a strong belief that the U.S. economy and economies around the globe will indeed recover over time and perhaps emerge even stronger. In our view, the U.S. economy is already demonstrating a tremendous resiliency. After an initial slide when the market reopened after September 11, we witnessed a market rally that seemed amazing in light of the enormity of the tragedy: as of November 14, the Dow Jones Industrial Average is up 19%, the Standard & Poor's 500 Stock Index is up 18%, and the NASDAQ Composite Index is up 34%, compared to their post-September 11 lows. And all three indices are above their September 10 levels.(1)

Consumer spending, which accounts for about two-thirds of GDP, is certainly down and may remain so for a while. However, it does appear to be recovering slowly from the sharp drop we experienced immediately after September 11. In fact, a Commerce Department report released on November 13 reported that retail and food services sales jumped 7.1% in October, far exceeding economists' projections of a 2% increase over September sales.(2)

Prior to September 11, corporations were responding to the economic slowdown by trimming capacity, expenses, and payrolls, and the attacks accelerated that trend. Our experience in previous downturns has been that this type of environment, although painful in the short term, allows the best firms in various industries to emerge leaner and stronger, setting the stage for a healthier economy. A recent example is the economic slowdown of 1990 - 1991, a period that included the Gulf War. Corporate earnings fell, and the markets witnessed a large selloff; yet a short time later we began a nearly decade-long climb to all-time highs in both earnings and stock prices.

GOVERNMENT IS DOING ITS PART
Also encouraging is the urgency with which the U.S. government has stepped in to bolster the economy. As of November 14, the Federal Reserve Board (the Fed) has cut interest rates three times since the attacks, bringing rates to their lowest level in four decades. By decreasing the cost of borrowing money, rate cuts encourage buying by both corporations and consumers. Rate cuts also make interest rates on money market funds and certificates of deposit less attractive. This may stimulate investors to move money off the sidelines and into potentially higher-yielding investments -- such as corporate bonds and stocks -- that may do more to drive the economy.

President Bush and Congress also seem determined to help bolster the economy, and as of mid-November, several economic stimulus packages appear to be working their way through the legislative process.

INVESTING IN UNCERTAIN TIMES

The events of September 11 have not changed what we do on a day-to-day basis. Our investment approach is still based on our own in-depth, fundamental research into companies and other issuers of securities. We remain bottom-up investors, building our portfolios one stock or bond at a time. In equity investing, we continue to believe that, over the long term, stock prices follow earnings. We also remain convinced that valuation, or a stock's price in relation to factors such as earnings and cash flow, is important. In our view, a good company selling at an overly high price is not a good stock.

If anything, we think our investment approach is more valid than ever in the current environment. Although September 11 changed the near-term outlook for many companies, our experience has been that companies we believed were good investments before that date are still, for the most part, good investments. By lowering valuations somewhat indiscriminately across the market, the post-attack downturn made some stocks even more attractive. From a long-term valuation standpoint, one could argue that it may be less risky to be in the market today than it has been in a long time.

At the present time, we see economic markets in the midst of tremendous short-term uncertainty. But we also see the seeds of economic recovery beginning to take root, and we believe that our fundamental, bottom-up investment process continues to benefit long-term investors. For further guidance in these difficult times, we believe it is critical for you to consult with your investment professional. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    November 14, 2001

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

It is not possible to invest directly in an index.

(1) Source: Lipper Inc. and MFS research. The Dow Jones Industrial Average
    (DJIA) is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. The NASDAQ Composite Index is an unmanaged, market-weighted index of all over-the-counter common stocks traded on the National Association of Securities Dealers Automated Quotation system. The Standard & Poor's 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance.
(2) Source: The Wall Street Journal Online, November 14, 2001.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Maura A. Shaughnessy]
     Maura A. Shaughnessy

For the 12 months ended October 31, 2001, Class A shares of the fund provided a total return of -27.72%, Class B shares -28.28%, Class C shares -28.26%, and Class I shares -27.58%. These returns, which include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, compare to a -22.18% return over the same period for the fund's benchmark, the Standard & Poor's (S&P) Utilities Index. The S&P Utilities Index is a capitalization-weighted index of all stocks designed to measure the performance of the utility sector of the Standard & Poor's 500 Index. During the same period, the average utility fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -22.36%.

Q.  WHY HAVE UTILITIES STOCKS DONE SO POORLY THIS PAST YEAR?

A. Natural gas and electric utility stocks began the year priced to perfection. Stock valuations were high because conditions were ideal. But that quickly changed as the economy began to falter and as industrial America began cutting back on production. Demand for power weakened, hurting both commodity and stock prices. Moderate temperatures this past summer and fall further reduced demand, as customers had less need to crank up air conditioning and heat. Natural gas companies, which had previously enjoyed tight supply and premium pricing, found themselves with excess supply and declining prices. Finally, some company-specific problems, mostly related to mergers, hurt stock valuations. On the telecommunications services side, providers got hit hard as the weak economy slowed growth rates for both voice and data traffic. Excess bandwidth (or capacity) and increased competition put severe pressure on pricing. Plus, many of the newer entrants continued to face financing problems, which tarnished the whole industry. Many telecom services stocks declined 50% or more for the year ended October 31, 2001.

Q.  WITHIN THE UTILITIES SECTOR, WERE THERE ANY POCKETS OF STRENGTH?

A. The more conservative companies turned in flat or minimal declines at a time when many utilities stocks declined substantially. Within the telecom group, established providers such as Verizon Communications and BellSouth benefited from fairly predictable earnings in a time of economic uncertainty. Among the gas and electric utilities, investors favored slower-growth companies with fully integrated operations that paid investors generous dividends. These tend to be suppliers with regulated and nonregulated businesses that allow the gas and electric utilities to sell excess power at higher margins to companies with shortages. They also have trading capabilities to hedge their costs and lock in gains.

Q.  WHERE WAS THE FUND FOCUSED?

A. The fund keeps approximately 80% of its assets invested in utilities stocks that we believe have the strongest long-term earnings growth prospects. As a result, over the past year, we had a below-average investment in the more conservative utilities names that ended up posting better investment performance. Our largest stake was in the telecom services area, which represented about 37% of the fund's equity assets but is not included in the S&P Utilities Index. Unfortunately, our telecom investments declined along with the sector, hurting the fund's performance. Some electric stocks, however, worked well, causing us to trim and add to our stake in gas stocks as their prices came down. By the end of the period, electrics accounted for 33% of our stock assets, followed by gas at 25%. Our nonequity assets included convertible securities and bonds issued by utilities, both of which provided income that helped offset declining stock prices.

Q.  WHICH STOCKS WERE THE BIGGEST DISAPPOINTMENTS?

A. We took the hardest hit from telecom, where even companies with strong fundamentals and solid long-term prospects saw share prices plummet as the economy headed toward a recession. Qwest Communications International, which has both an established telecom services business as well as a growing data communications business, tumbled as management reduced earnings and slashed prices. Global Crossing, which operates high-speed communications networks worldwide, also was forced to cut earnings and prices. In addition, competitive local exchange carriers such as XO Communications were severely punished by investors, mainly because of financing concerns. Among gas and electric utilities, AES, a large, global, independent power producer, saw its stock price nosedive amid currency concerns in South America and the global recession. Enron was another major disappointment. Its stock price slid as the company's related partnerships and accounting practices came under investigation.

Q.  DID THE FUND OWN ANY OF THE BETTER PERFORMING, FULLY INTEGRATED UTILITIES?

A. It did. Pinnacle West Capital is a fully integrated utility that supplies power to rapidly growing markets in the West, including Arizona. We added to our stake when the stock price hit a temporary pothole last spring. NiSource, the largest gas distribution company in the United States, benefited from cost savings and synergies related to a recent acquisition. Consequently we took some profits and trimmed our position. Finally, Keyspan, which serves Massachusetts, New Hampshire, and New York, did well partly because of its attractive dividend yield. Of course, stocks in other sectors also helped performance, including AT&T Wireless, which rebounded from a depressed valuation. We also owned Verizon, an established telecom services provider in the Northeast, whose stock price was down for the year but comparatively much less than the sector as a whole.

Q.  HOW HAVE YOU POSITIONED THE FUND FOR THE FUTURE?

A. Some of our largest investments at period end were in energy companies, such as El Paso Energy, Williams Companies, Dynegy, and FirstEnergy. We think gas stocks will benefit from improved pricing as the weather gets colder, the economy strengthens, and demand picks up. El Paso Energy and Williams Companies have -- in our view -- some of the best natural gas assets in the industry. Dynegy, whose stock price suffered in sympathy with Enron's, is a well-managed energy company, which we feel has excellent trading capabilities. And FirstEnergy, an Ohio energy company, we feel has attractive growth prospects, enhanced by its recent merger with Pennsylvania-based GPU. We also rebuilt our stake in Calpine, an independent power producer that we believe has been unfairly penalized by investors amid concerns about the company's ability to collect money owed to it from the state of California. In the telecom area, one of our largest investments was Vodafone, the dominant European wireless provider, whose share price benefited recently as the company reported healthy growth in its subscriber base and stabilization in revenues per user.

Q.  ARE YOU OPTIMISTIC ABOUT THE PROSPECTS FOR UTILITIES STOCKS?

A. How utilities stocks perform depends both on prices for gas and electricity as well as on the economy, which many experts are now predicting will recover sometime toward the second half of 2002. Prices for natural gas could improve over the next few months, as gas supplies remain tight and demand increases with the colder weather. As the economy improves, we expect demand to strengthen further and boost pricing. Utilities companies could benefit from higher prices for gas and electricity, and telecom service providers could profit from increased voice and data traffic. And broadcast and cable companies, which account for almost one-third of the fund's telecom service investments, could continue to benefit from stable and predictable cash flow streams. But not all utilities stocks will be winners. We feel those that will post the most impressive gains in a recovery will be those with the strongest long-term growth prospects. We plan to stick with our strategy of focusing on higher-growth utilities, which we believe have the most upside potential when market conditions improve.

/s/ Maura A. Shaughnessy

    Maura A. Shaughnessy
    Portfolio Manager

The opinions expressed in this report are those of MFS and are current only through the end of the period as stated on the cover. These views are subject to change at any time based on the market and other conditions, and no forecasts can be guaranteed.

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   PORTFOLIO MANAGER'S PROFILE
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   MAURA A. SHAUGHNESSY, CFA, IS SENIOR VICE PRESIDENT OF MFS INVESTMENT
   MANAGEMENT(R) (MFS(R)) AND PORTFOLIO MANAGER OF THE MULTI-CAP CORE AND UTILITIES PORTFOLIOS OF OUR MUTUAL FUNDS AND VARIABLE ANNUITIES.

   MAURA JOINED MFS IN 1991 AS A RESEARCH ANALYST AND BECAME VICE PRESIDENT AND PORTFOLIO MANAGER IN 1992 AND SENIOR VICE PRESIDENT IN 1998. A GRADUATE OF COLBY COLLEGE AND THE AMOS TUCK SCHOOL OF BUSINESS ADMINISTRATION OF DARTMOUTH COLLEGE, SHE HOLDS THE CHARTERED FINANCIAL ANALYST (CFA) DESIGNATION. PRIOR TO JOINING MFS SHE WORKED FOR HARVARD MANAGEMENT CO. AND THE FEDERAL RESERVE BANK.

   ALL EQUITY PORTFOLIO MANAGERS BEGAN THEIR CAREERS AT MFS AS RESEARCH ANALYSTS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

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This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more complete information, including the exchange privilege and charges and expenses, for any of the MFS products can be obtained from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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   FUND FACTS
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  OBJECTIVE:                   SEEKS CAPITAL GROWTH AND CURRENT INCOME (INCOME
                               ABOVE THAT AVAILABLE FROM A PORTFOLIO INVESTED ENTIRELY IN EQUITIES).

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:       FEBRUARY 14, 1992

  CLASS INCEPTION:             CLASS A  FEBRUARY 14, 1992
                               CLASS B  SEPTEMBER 7, 1993
                               CLASS C  JANUARY 3, 1994
                               CLASS I  JANUARY 2, 1997

  SIZE:                        $2.0 BILLION NET ASSETS AS OF OCTOBER 31, 2001

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PERFORMANCE SUMMARY

The following information illustrates the historical performance of the fund's original share class in comparison to its benchmarks. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary for more information.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the period from the commencement of the fund's investment operations, February 14, 1992, through October 31, 2001. Index information is from February 1, 1992.)

                              MFS Utilities Fund     Standard & Poor's
                                  - Class A          Utilities Index
             "2/92"                $ 9,225             $10,000
            "10/93"                 12,771              13,836
            "10/95"                 15,034              15,736
            "10/97"                 22,895              19,080
            "10/99"                 34,407              24,645
            "10/01"                 31,304              26,270

TOTAL RATES OF RETURN THROUGH OCTOBER 31, 2001

CLASS A
                                                        1 Year      3 Years       5 Years         Life*
-------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge         -27.72%      +11.96%       +75.85%      +228.65%
-------------------------------------------------------------------------------------------------------
Average  Annual  Total  Return  Excluding  Sales
Charge                                                 -27.72%      + 3.84%       +11.95%      + 13.03%
-------------------------------------------------------------------------------------------------------
Average  Annual  Total  Return  Including  Sales
Charge                                                 -31.16%      + 2.17%       +10.87%      + 12.47%
-------------------------------------------------------------------------------------------------------

CLASS B
                                                        1 Year      3 Years       5 Years         Life*
-------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge         -28.28%      + 9.50%       +69.44%      +207.15%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales
  Charge                                               -28.28%      + 3.07%       +11.12%      + 12.25%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales
  Charge                                               -30.82%      + 2.31%       +10.87%      + 12.25%
-------------------------------------------------------------------------------------------------------

CLASS C
                                                        1 Year      3 Years       5 Years         Life*
-------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge         -28.26%      + 9.49%       +69.54%      +208.68%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales
  Charge                                               -28.26%      + 3.07%       +11.14%      + 12.31%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales
  Charge                                               -28.90%      + 3.07%       +11.14%      + 12.31%
-------------------------------------------------------------------------------------------------------

CLASS I
                                                        1 Year      3 Years       5 Years         Life*
---------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge         -27.58%      +12.76%       +78.06%      +232.78%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales
  Charge                                               -27.58%      + 4.09%       +12.23%      + 13.18%
---------------------------------------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                                        1 Year      3 Years       5 Years         Life*
---------------------------------------------------------------------------------------------------------
Average utility fund+                                  -22.36%      + 1.68%       + 8.67%      +  9.49%
---------------------------------------------------------------------------------------------------------
Standard & Poor's Utilities Index#                     -22.18%      + 2.82%       + 8.64%      + 10.41%
---------------------------------------------------------------------------------------------------------
  * For the period from the commencement of the fund's investment operations, February 14, 1992, through October 31, 2001. Index information is from February 1, 1992.
(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

Class B, C, and I share performance includes the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge
(load) applicable to Class A shares. Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are higher than those of Class A, the blended Class B and C share performance is higher than it would have been had Class B and C shares been offered for the entire period. Conversely, because operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign and emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

Investments in lower-rated securities may provide greater returns but may have greater-than-average risk.

As a nondiversified portfolio, the portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program.

The portfolio may invest in mortgage-backed securities, which are subject to unique interest and maturity risks. When interest rates fall, mortgages may be paid early through refinancing, which may shorten the expected maturity of these securities. Alternatively, when interest rates rise, mortgages are not likely to be paid early, which may lengthen the expected maturity of these securities. Therefore, during times of fluctuating interest rates, these factors may cause the value of mortgage-backed securities to increase or decrease more than those of other fixed-income securities.

By concentrating on one industry or on a group of related industries, the portfolio is more susceptible to adverse economic, political or regulatory developments affecting those industries than is a portfolio that invests more broadly.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO CONCENTRATION AS OF OCTOBER 31, 2001

FIVE LARGEST STOCK INDUSTRIES

            ELECRICAL POWER                          33.3%
            NATURAL GAS                              24.7%
            TELEPHONE SERVICES                       12.5%
            CELLULAR TELEPHONE                       10.7%
            BROADCAST & CABLE TV                      9.3%

TOP 10 STOCK HOLDINGS

EL PASO CORP.  4.2%                     CALPINE CORP.  2.9%
Natural gas pipeline company            Electric power plant operator

WILLIAMS COS., INC.  3.4%               DYNEGY, INC.  2.8%
Natural gas pipeline company            Provider of energy products and services

FIRSTENERGY CORP.  3.1%                 PINNACLE WEST CAPITAL CORP.  2.8%
Diversified energy services company     Electric power distribution company

AT&T WIRELESS SERVICES, INC.  3.0%      VODAFONE GROUP PLC  2.8%
Wireless communications company         Global telecommunications company

KEYSPAN CORP.  2.9%                     CHARTER COMMUNICATIONS, INC.  2.8%
Gas and electric distribution company   Cable systems operator

The portfolio is actively managed, and current holdings may be different.

RESULTS OF SHAREHOLDER MEETING (Unaudited)

At the special shareholder meeting held on November 7, 2001, all items were passed. The final results are as follows:

ITEM 1. To elect a Board of Trustees.

                                                        NUMBER OF SHARES
                                                ------------------------------
NOMINEE                                                 FOR            AGAINST
-------------------------------------------------------------------------------
Jeffrey L. Shames                               132,818,781          2,930,458
John W. Ballen                                  132,808,212          2,941,026
Lawrence H. Cohn                                132,758,972          2,990,267
J. David Gibbons                                132,783,723          2,965,515
William R. Gutow                                132,785,417          2,963,821
J. Atwood Ives                                  132,823,275          2,925,963
Abby M. O'Neill                                 132,798,725          2,950,514
Lawrence T. Perera                              132,810,549          9,938,690
William J. Poorvu                               132,813,671          2,935,568
Arnold D. Scott                                 132,823,755          2,925,484
Dale Sherratt                                   132,819,114          2,930,124
Elaine R. Smith                                 132,817,010          2,932,229
Ward Smith                                      132,785,231          2,964,008

ITEM 2. To amend or remove or add certain fundamental investment policies.

                                     NUMBER OF SHARES
-------------------------------------------------------
For                                       101,911,714
Against                                     3,367,255
Abstain                                     4,560,221
Broker Non-votes                           25,910,049

ITEM 3. To approve a new investment advisory agreement with Massachusetts Financial Services Company.

                                     NUMBER OF SHARES
-------------------------------------------------------
For                                       128,873,665
Against                                     2,614,963
Abstain                                     4,260,610

ITEM 4. To approve a new investment management fee.

                                     NUMBER OF SHARES
-------------------------------------------------------
For                                        96,329,081
Against                                     7,744,920
Abstain                                     5,765,189
Broker Non-votes                           25,910,049

ITEM 5. To ratify the selection of the independent public accountants for the current fiscal year.

                                     NUMBER OF SHARES
-------------------------------------------------------
For                                       131,145,231
Against                                     1,180,137
Abstain                                     5,765,189

PORTFOLIO OF INVESTMENTS -- October 31, 2001

Stocks - 69.8%
--------------------------------------------------------------------------------------------------------
ISSUER                                                                 SHARES                      VALUE
--------------------------------------------------------------------------------------------------------
U.S. Stocks - 58.2%
  Cellular Phones - 1.2%
    Western Wireless Corp.*                                           837,600             $   24,432,792
--------------------------------------------------------------------------------------------------------
  Energy - 2.6%
    Energy East Corp.                                               1,341,900             $   25,254,558
    NRG Energy, Inc.*                                               1,611,100                 28,468,137
                                                                                          --------------
                                                                                          $   53,722,695
--------------------------------------------------------------------------------------------------------
  Entertainment - 2.5%
    AOL Time Warner, Inc.*                                            532,800             $   16,628,688
    Viacom, Inc., "B"*                                                937,800                 34,239,078
                                                                                          --------------
                                                                                          $   50,867,766
--------------------------------------------------------------------------------------------------------
  Internet - 0.1%
    XO Communications, Inc.*                                        1,454,400             $    1,338,048
--------------------------------------------------------------------------------------------------------
  Media - Cable - 2.1%
    Charter Communications, Inc.*                                   3,098,700             $   43,815,618
--------------------------------------------------------------------------------------------------------
  Natural Gas - Pipeline - 4.6%
    Equitable Resources, Inc.                                         557,300             $   18,340,743
    Kinder Morgan Management LLC                                    1,062,940                 40,125,985
    Kinder Morgan, Inc.                                               707,400                 35,108,262
                                                                                          --------------
                                                                                          $   93,574,990
--------------------------------------------------------------------------------------------------------
  Oils - 1.1%
    Anadarko Petroleum Corp.                                          101,100             $    5,767,755
    Apache Corp.                                                      218,300                 11,264,280
    Devon Energy Corp.                                                165,300                  6,330,990
                                                                                          --------------
                                                                                          $   23,363,025
--------------------------------------------------------------------------------------------------------
  Telecommunications - 7.0%
    AT&T Corp.                                                      2,208,006             $   33,672,091
    BellSouth Corp.                                                   235,200                  8,702,400
    Cablevision Systems Corp. "A"*                                    252,900                  8,661,825
    General Motors Corp. "H"                                          633,300                  8,707,875
    Qwest Communications International, Inc.                        3,326,500                 43,078,175
    SBC Communications, Inc.                                          352,071                 13,417,426
    Verizon Communications, Inc.                                      535,612                 26,678,834
    Winstar Communications, Inc.*                                     677,700                     37,273
                                                                                          --------------
                                                                                          $  142,955,899
--------------------------------------------------------------------------------------------------------
  Telecom - Wireless - 2.3%
    AT&T Wireless Services, Inc.*                                   3,330,553             $   48,093,185
--------------------------------------------------------------------------------------------------------
  Telecom - Wireline - 0.8%
    EchoStar Communications Corp.*                                    422,700             $    9,802,413
    Nextel Partners, Inc.*                                          1,239,600                  6,631,860
                                                                                          --------------
                                                                                          $   16,434,273
--------------------------------------------------------------------------------------------------------
  Utilities - Electric - 19.3%
    AES Corp.*                                                      2,024,400             $   28,037,940
    Allegheny Energy, Inc.                                            174,400                  6,374,320
    Aquila, Inc.                                                    1,033,300                 18,961,055
    Calpine Corp.*                                                  1,840,400                 45,549,900
    Entergy Corp.                                                   1,082,600                 42,059,010
    Exelon Corp.                                                      424,862                 17,873,945
    FirstEnergy Corp.                                               1,413,300                 48,702,318
    MDU Resources Group, Inc.                                         870,200                 21,154,562
    NiSource, Inc.                                                  1,121,411                 26,633,511
    Pinnacle West Capital Corp.                                     1,067,500                 44,995,125
    PPL Corp.                                                         919,600                 31,404,340
    Public Service Co. of New Mexico                                   90,600                  2,219,700
    Public Service Enterprise Group                                   644,500                 25,367,520
    TXU Corp.                                                         771,600                 35,370,144
                                                                                          --------------
                                                                                          $  394,703,390
--------------------------------------------------------------------------------------------------------
  Utilities - Gas - 14.6%
    Atmos Energy Corp.                                              1,049,999             $   22,627,479
    Dynegy, Inc.                                                    1,256,100                 45,093,990
    El Paso Corp.                                                   1,374,601                 67,437,925
    Energen Corp.                                                     884,100                 21,660,450
    Enron Corp.                                                     2,333,500                 32,435,650
    Keyspan Corp.                                                   1,385,500                 45,970,890
    NICOR, Inc.                                                       258,700                 10,060,843
    Williams Cos., Inc.                                             1,882,360                 54,343,733
                                                                                          --------------
                                                                                          $  299,630,960
--------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                         $1,192,932,641
--------------------------------------------------------------------------------------------------------
Foreign Stocks - 11.6%
  Bermuda
    Global Crossing Ltd., Preferred, 7.0% (Telecommunications)##       86,000             $      655,750
--------------------------------------------------------------------------------------------------------
  Canada - 1.3%
    BCE, Inc. (Telecommunications)                                  1,167,600             $   25,838,988
--------------------------------------------------------------------------------------------------------
  China - 0.9%
    China Mobile Ltd. (Telecommunications)*                         6,143,500             $   18,628,362
--------------------------------------------------------------------------------------------------------
  France - 0.4%
    Vivendi Environnement (Utilities - Electric)                      235,300             $    9,036,654
--------------------------------------------------------------------------------------------------------
  Israel - 0.9%
    Partner Communications Co. Ltd., ADR (Cellular Phones)*         3,395,515             $   18,675,332
--------------------------------------------------------------------------------------------------------
  Netherlands - 0.5%
    Completel Europe N.V. (Telecommunications)*                       146,250             $      212,063
    Libertel N.V. (Cellular Phones)*                                1,298,391                  9,935,534
                                                                                          --------------
                                                                                          $   10,147,597
--------------------------------------------------------------------------------------------------------
  South Korea - 0.6%
    Korea Telecom Corp., ADR (Telecommunications)*                    546,750             $   11,394,270
--------------------------------------------------------------------------------------------------------
  Spain - 4.8%
    Gas Natural SDG S.A. (Gas)                                      1,231,200             $   22,086,539
    Iberdrola S.A. (Utilities - Electric)                           1,775,400                 24,377,626
    Telefonica de Espana S.A., ADR (Telecommunications)               987,735                 35,034,961
    Union Electrica Fenosa S.A. (Utilities - Electric)              1,177,800                 17,485,368
                                                                                          --------------
                                                                                          $   98,984,494
--------------------------------------------------------------------------------------------------------
  United Kingdom - 2.2%
    Vodafone Group PLC (Telecommunications)                        19,349,246             $   44,683,495
--------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                      $  238,044,942
--------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $1,753,723,953)                                            $1,430,977,583
--------------------------------------------------------------------------------------------------------

Bonds - 14.4%
--------------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
                                                                (000 OMITTED)
--------------------------------------------------------------------------------------------------------
U.S. Bonds - 14.2%
  Aerospace - 0.1%
    Northrop Grumman Corp., 7.125s, 2011                           $      519             $      555,096
    Northrop Grumman Corp., 7.75s, 2031                                   966                  1,075,216
                                                                                          --------------
                                                                                          $    1,630,312
--------------------------------------------------------------------------------------------------------
  Banks & Credit Cos. - 0.2%
    Beaver Valley Funding Corp. II, 9s, 2017                       $       83             $       95,664
    GS Escrow Corp., 7s, 2003                                           2,124                  2,176,123
    Midamerican Funding LLC, 6.927s, 2029                               1,230                  1,153,807
    Midland Cogeneration Venture Corp., 10.33s, 2002                      106                    108,670
    Midland Funding Corp., 10.33s, 2002                                   404                    414,044
                                                                                          --------------
                                                                                          $    3,948,308
--------------------------------------------------------------------------------------------------------
  Building
    American Standard, Inc., 7.375s, 2008                          $      730             $      740,950
--------------------------------------------------------------------------------------------------------
  Defense Electronics - 0.2%
    Raytheon Co., 7.9s, 2003                                       $    3,610             $    3,807,178
--------------------------------------------------------------------------------------------------------
  Energy - 0.4%
    PSE&G Power LLC, 7.75s, 2011                                   $    1,956             $    2,144,361
    PSE&G Transitions Funding LLC, 5.74s, 2007                          3,700                  3,876,260
    PSE&G Transitions Funding LLC, 5.98s, 2008                          1,470                  1,573,908
                                                                                          --------------
                                                                                          $    7,594,529
--------------------------------------------------------------------------------------------------------
  Energy - Integrated - 0.2%
    Amerada Hess Corp., 6.65s, 2011                                $    3,381             $    3,465,998
--------------------------------------------------------------------------------------------------------
  Financial Institutions - 0.6%
    Countrywide Home Loan, Inc., 6.85s, 2004                       $    3,700             $    3,966,104
    Ford Motor Credit Co., 7.25s, 2011                                  5,529                  5,561,621
    Salton Sea Funding Corp., 7.84s, 2010                               1,110                  1,025,973
    Salton Sea Funding Corp., 8.3s, 2011                                  797                    758,864
                                                                                          --------------
                                                                                          $   11,312,562
--------------------------------------------------------------------------------------------------------
  Financial Services - 0.2%
    Sprint Capital Corp., 6.9s, 2019                               $    4,411             $    4,130,637
--------------------------------------------------------------------------------------------------------
  Housing - 0.2%
    Vanderbilt Mortgage & Finance, Inc., 5.17s, 2014               $    3,431             $    3,507,072
--------------------------------------------------------------------------------------------------------
  Media - Cable - 0.2%
    Comcast Cable Commerce, Inc., 6.875s, 2009                     $    3,232             $    3,381,322
--------------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 0.4%
    HCA Healthcare Co., 7.125s, 2006                               $    1,854             $    1,923,525
    HCA Healthcare Co., 7.875s, 2011                                    2,265                  2,415,056
    Tenet Healthcare Corp., 8s, 2005                                      985                  1,066,263
    Tenet Healthcare Corp., 6.375s, 2011                                2,056                  2,055,794
                                                                                          --------------
                                                                                          $    7,460,638
--------------------------------------------------------------------------------------------------------
  Natural Gas - Pipeline - 0.2%
    Kinder Morgan Energy Partners, LP, 6.75s, 2011                 $    4,281             $    4,517,397
--------------------------------------------------------------------------------------------------------
  Pollution Control - 0.3%
    USA Waste Services, Inc., 7s, 2028                             $    2,903             $    2,787,403
    WMX Technologies, Inc., 6.375s, 2003                                2,960                  3,093,496
                                                                                          --------------
                                                                                          $    5,880,899
--------------------------------------------------------------------------------------------------------
  Telecommunications - 0.2%
    BellSouth Corp., 6s, 2011                                      $    3,536             $    3,575,568
    Telecomunicaciones de Puerto Rico, Inc., 6.65s, 2006                  296                    305,140
    Telecomunicaciones de Puerto Rico, Inc., 6.8s, 2009                   687                    684,308
                                                                                          --------------
                                                                                          $    4,565,016
--------------------------------------------------------------------------------------------------------
  Telecom - Wireless
    AT&T Wireless Services, Inc., 7.35s, 2006                      $      925             $      980,213
--------------------------------------------------------------------------------------------------------
  Telecom - Wireline - 0.1%
    Citizens Communications Co., 8.5s, 2006                        $    2,409             $    2,607,935
--------------------------------------------------------------------------------------------------------
  U.S. Government Agencies - 3.2%
    Federal National Mortgage Assn., 6.5s, 2031                    $   10,822             $   11,138,209
    Federal National Mortgage Assn., 6.625s, 2007                      42,150                 47,451,627
    Government National Mortgage Assoc., 7s, 2027 - 2028                1,705                  1,781,866
    Government National Mortgage Assoc., 7.5s, 2025 - 2028              3,180                  3,344,331
    Government National Mortgage Assoc., 8s, 2025 - 2030                2,682                  2,838,735
--------------------------------------------------------------------------------------------------------
Total U.S. Government Agencies                                                            $   66,554,768
--------------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 5.0%
    U.S. Treasury Bonds, 0s, 2023                                  $   36,655             $   11,937,434
    U.S. Treasury Bonds, 5.375s, 2031                                   1,890                  1,942,270
    U.S. Treasury Bonds, 6.25s, 2030                                    2,070                  2,464,273
    U.S. Treasury Notes, 4.625s, 2006                                  38,892                 40,678,698
    U.S. Treasury Notes, 5s, 2011                                      43,679                 46,204,083
                                                                                          --------------
                                                                                          $  103,226,758
--------------------------------------------------------------------------------------------------------
  Utilities - Electric - 2.5%
    Allegheny Energy Supply Co. LLC, 7.8s, 2011                    $    3,483             $    3,778,985
    Detroit Edison Co., 7.5s, 2005                                      3,647                  3,928,253
    DTE Energy Co., 6.45s, 2006                                         7,419                  7,862,508
    Niagara Mohawk Power Corp., 7.75s, 2006                             2,183                  2,395,712
    Niagara Mohawk Power Corp., 8.77s, 2018                             1,458                  1,528,990
    NiSource Finance Corp., 7.625s, 2005                               18,628                 20,412,190
    NSTAR Co., 8s, 2010                                                 2,443                  2,745,908
    Progress Energy, Inc., 6.75s, 2006                                  5,192                  5,557,205
    Progress Energy, Inc., 7.1s, 2011                                   1,758                  1,904,793
    TXU Eastern Funding Co., 6.75s, 2009                                1,488                  1,524,600
                                                                                          --------------
                                                                                          $   51,639,144
--------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                          $  290,951,636
--------------------------------------------------------------------------------------------------------
Foreign Bonds - 0.2%
  Mexico - 0.1%
    United Mexican States, 8.375s, 2011                            $    2,287             $    2,338,458
--------------------------------------------------------------------------------------------------------
  Netherlands - 0.1%
    Completel Europe N.V., 0s to 2004, 14s to 2009
      (Telecommunications)                                         $    2,927             $    1,024,450
--------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                       $    3,362,908
--------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $278,367,939)                                               $  294,314,544
--------------------------------------------------------------------------------------------------------

Convertible Preferred Stocks - 4.3%
--------------------------------------------------------------------------------------------------------
                                                                       SHARES
--------------------------------------------------------------------------------------------------------
U.S. Convertible Preferred Stocks - 4.3%
  Energy - 0.9%
    NRG Energy, Inc., 6.5%                                            174,234             $    3,359,231
    PPL Capital Funding Trust I, 7.75%                                792,900                 15,144,390
                                                                                          --------------
                                                                                          $   18,503,621
--------------------------------------------------------------------------------------------------------
  Media - Cable - 0.5%
    Equity Securities Trust I, 6.5%                                   307,300             $   10,694,040
--------------------------------------------------------------------------------------------------------
  Oils - 0.9%
    El Paso CCGP Co., 6.625%                                          560,000             $   18,664,800
--------------------------------------------------------------------------------------------------------
  Telecommunications - 0.6%
    Cox Communications, Inc., 7.75%                                   211,500             $   11,894,760
--------------------------------------------------------------------------------------------------------
  Utilities - Electric - 1.4%
    AES Trust III, 6.75%                                              285,700             $    9,336,676
    AES Trust VII, 6.00%                                              200,800                  5,672,600
    CMS Energy Corp., 8.75%                                           278,300                  8,349,000
    TXU Corp., 8.75%                                                   83,430                  4,162,323
                                                                                          --------------
                                                                                          $   27,520,599
--------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                         $   87,277,820
--------------------------------------------------------------------------------------------------------
Total Convertible Preferred Stocks (Identified Cost, $98,819,682)                         $   87,277,820
--------------------------------------------------------------------------------------------------------

Convertible Bonds - 4.3%
--------------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
                                                                (000 OMITTED)
--------------------------------------------------------------------------------------------------------
U.S. Bonds - 4.3%
  Advertising & Broadcasting - 0.5%
    Liberty Media Corp., 3.25s, 2031                               $   11,190             $    9,581,438
--------------------------------------------------------------------------------------------------------
  Electronics - 1.4%
    ADT Operations, Inc., 0s, 2010*                                $   10,405             $   28,210,556
--------------------------------------------------------------------------------------------------------
  Media - Cable - 0.9%
    Charter Communications, Inc., 4.75s, 2006                      $   23,080             $   19,437,976
--------------------------------------------------------------------------------------------------------
  Telecom - Wireline - 1.5%
    Adelphia Communications Corp., 3.25s, 2021                     $   14,920             $   12,793,900
    EchoStar Communications Corp., 4.875s, 2007                        22,130                 18,781,731
                                                                                          --------------
                                                                                          $   31,575,631
--------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                          $   88,805,601
--------------------------------------------------------------------------------------------------------
Total Convertible Bonds (Identified Cost, $95,124,602)                                    $   88,805,601
--------------------------------------------------------------------------------------------------------

Short-Term Obligations - 6.0%
--------------------------------------------------------------------------------------------------------
    Cargill, Inc., due 11/01/01                                    $       39             $       39,000
    Edison Asset Securitization LLC, due 11/01/01                         139                    139,000
    Federal Home Loan Bank, due 11/07/01                               15,400                 15,393,943
    Federal Home Loan Mortgage Corp., due 11/13/01 - 11/20/01          45,506                 45,464,582
    General Motors Acceptance Corp., due 11/16/01                       8,016                  8,006,648
    New Center Asset Trust, due 11/01/01                                   59                     59,000
    Old Line Funding Corp., due 11/13/01 - 11/14/01                     6,595                  6,589,396
    Park Avenue Recreation Corp., due 11/01/01                          3,600                  3,600,000
    Quincy Capital Corp., due 11/09/01                                 20,185                 20,173,921
    Salomon Smith Barney Holdings, Inc., due 11/07/01                  10,000                  9,995,833
    Sheffield Receivables Corp., due 11/01/01                           9,299                  9,299,000
    Thunder Bay Funding, Inc., due 11/09/01                             4,765                  4,762,374
--------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                           $  123,522,697
--------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $2,349,558,873)                                       $2,024,898,245

Other Assets, Less Liabilities - 1.2%                                                         24,008,408
--------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                       $2,048,906,653
--------------------------------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
OCTOBER 31, 2001
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $2,349,558,873)        $2,024,898,245
  Investments of cash collateral for securities loaned,
    at identified cost and value                                    216,597,955
  Cash                                                                1,251,861
  Foreign currency, at value (identified cost, $41)                          28
  Receivable for investments sold                                    28,484,467
  Receivable for fund shares sold                                     2,826,641
  Interest and dividends receivable                                   8,867,170
  Other assets                                                            5,799
                                                                 --------------
      Total assets                                               $2,282,932,166
                                                                 --------------
Liabilities:
  Distributions payable                                          $      598,083
  Payable for investments purchased                                  12,108,337
  Payable for fund shares reacquired                                  4,150,297
  Collateral for securities loaned, at value                        216,597,955
  Payable to affiliates -
    Management fee                                                       30,795
    Shareholder servicing agent fee                                       5,589
    Distribution and service fee                                         40,726
  Accrued expenses and other liabilities                                493,731
                                                                 --------------
      Total liabilities                                          $  234,025,513
                                                                 --------------
Net assets                                                       $2,048,906,653
                                                                 ==============
Net assets consist of:
  Paid-in capital                                                $2,743,043,444
  Unrealized depreciation on investments and translation
    of assets and liabilities in foreign currencies                (324,661,071)
  Accumulated net realized loss on investments and
    foreign currency transactions                                  (372,346,946)
  Accumulated undistributed net investment income                     2,871,226
                                                                 --------------
      Total                                                      $2,048,906,653
                                                                 ==============
Shares of beneficial interest outstanding                          236,626,370
                                                                   ===========

Class A shares:
  Net asset value per share
    (net  assets  of  $733,847,605 / 84,574,888 shares of
     beneficial interest outstanding)                                 $8.68
                                                                      =====
  Offering  price  per  share  (100  / 95.25 of net asset
     value per share)                                                 $9.11
                                                                      =====
Class B shares:
  Net asset value and offering price per share
    (net  assets  of $984,740,495 / 113,888,170 shares of
     beneficial interest outstanding)                                 $8.65
                                                                      =====
Class C shares:
  Net asset value and offering price per share
    (net  assets  of  $327,715,001 / 37,863,658 shares of
     beneficial interest outstanding)                                 $8.66
                                                                      =====
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net   assets  of  $2,603,552  /  299,654  shares  of
     beneficial interest outstanding)                                 $8.69
                                                                      =====

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2001
-------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Dividends                                                    $   44,223,721
    Interest                                                         32,042,487
    Foreign taxes withheld                                             (441,199)
                                                                 --------------
      Total investment income                                    $   75,825,009
                                                                 --------------
  Expenses -
    Management fee                                               $   14,250,353
    Trustees' compensation                                               40,631
    Shareholder servicing agent fee                                   2,551,423
    Distribution and service fee (Class A)                            2,229,065
    Distribution and service fee (Class B)                           12,355,944
    Distribution and service fee (Class C)                            4,204,657
    Administrative fee                                                  283,004
    Custodian fee                                                       739,412
    Printing                                                            146,942
    Postage                                                             272,097
    Auditing fees                                                        31,426
    Legal fees                                                           16,243
    Miscellaneous                                                     2,520,236
                                                                 --------------
      Total expenses                                             $   39,641,433
    Fees paid indirectly                                               (241,641)
    Reduction of expenses by investment adviser                        (872,922)
                                                                 --------------
      Net expenses                                               $   38,526,870
                                                                 --------------
        Net investment income                                    $   37,298,139
                                                                 --------------
Realized and unrealized gain (loss) on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                      $ (365,993,620)
    Foreign currency transactions                                      (149,828)
                                                                 --------------
      Net realized loss on investments and foreign
        currency transactions                                    $ (366,143,448)
                                                                 --------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                  $ (490,779,232)
    Translation of assets and liabilities in foreign
      currencies                                                          4,644
                                                                 --------------
      Net unrealized loss on investments and foreign
        currency translation                                     $ (490,774,588)
                                                                 --------------
        Net realized and unrealized loss on investments
          and foreign currency                                   $ (856,918,036)
                                                                 --------------
          Decrease in net assets from operations                 $ (819,619,897)
                                                                 ==============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                                                     2001                      2000
---------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                          $   37,298,139            $   72,068,638
  Net realized gain (loss) on investments and foreign
    currency transactions                                          (366,143,448)              239,224,715
  Net unrealized gain (loss) on investments and foreign
    currency translation                                           (490,774,588)               63,525,428
                                                                 --------------            --------------
    Increase (decrease) in net assets from operations            $ (819,619,897)           $  374,818,781
                                                                 --------------            --------------
Distributions declared to shareholders -
  From net investment income (Class A)                           $  (21,238,313)           $  (22,758,967)
  From net investment income (Class B)                              (20,356,474)              (26,218,595)
  From net investment income (Class C)                               (6,907,391)               (8,575,274)
  From net investment income (Class I)                                  (99,234)                  (84,014)
  From net realized gain on investments and foreign
    currency transactions (Class A)                                 (81,036,183)              (40,693,133)
  From net realized gain on investments and foreign
    currency transactions (Class B)                                (115,132,891)              (63,117,808)
  From net realized gain on investments and foreign
    currency transactions (Class C)                                 (38,993,900)              (19,343,816)
  From net realized gain on investments and foreign
    currency transactions (Class I)                                    (372,333)                 (126,624)
  In excess of net realized gain on investments and
    foreign currency transactions (Class A)                          (1,938,181)                     --
  In excess of net realized gain on investments and
    foreign currency transactions (Class B)                          (2,753,688)                     --
  In excess of net realized gain on investments and
    foreign currency transactions (Class C)                            (932,636)                     --
  In excess of net realized gain on investments and
    foreign currency transactions (Class I)                              (8,905)                     --
                                                                 --------------            --------------
      Total distributions declared to shareholders               $ (289,770,129)           $ (180,918,231)
                                                                 --------------            --------------
Net increase in net assets from fund share transactions          $  540,915,169            $1,071,884,319
                                                                 --------------            --------------
      Total increase (decrease) in net assets                    $ (568,474,857)           $1,265,784,869
Net assets:
  At beginning of period                                          2,617,381,510             1,351,596,641
                                                                 --------------            --------------

  At end of period (including accumulated undistributed
    net investment income of $2,871,226 and $13,992,982,
    respectively)                                                $2,048,906,653            $2,617,381,510
                                                                 ==============            ==============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                              2001               2000              1999             1998            1997
------------------------------------------------------------------------------------------------------------------------------
                                                 CLASS A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period             $13.66             $12.23            $10.76           $10.39          $ 9.12
                                                  ------             ------            ------           ------          ------
Income from investment operations# -
  Net investment income(S)                        $ 0.21             $ 0.55            $ 0.21           $ 0.27          $ 0.32
  Net realized and unrealized gain (loss)
    on investments and foreign currency            (3.70)              2.40              2.13             1.78            2.08
                                                  ------             ------            ------           ------          ------
      Total from investment operations            $(3.49)            $ 2.95            $ 2.34           $ 2.05          $ 2.40
                                                  ------             ------            ------           ------          ------
Less distributions declared to shareholders -
  From net investment income                      $(0.27)            $(0.42)           $(0.25)          $(0.27)         $(0.34)
  From net realized gain on investments
    and foreign currency transactions              (1.19)             (1.10)            (0.61)           (1.39)          (0.79)
  In excess of net investment income                --                 --               (0.01)           (0.02)           --
  In excess of net realized gain on
    investments and foreign currency
    transactions                                   (0.03)              --                --               --              --
                                                  ------             ------            ------           ------          ------
      Total distributions declared to
        shareholders                              $(1.49)            $(1.52)           $(0.87)          $(1.68)         $(1.13)
                                                  ------             ------            ------           ------          ------
Net asset value - end of period                   $ 8.68             $13.66            $12.23           $10.76          $10.39
                                                  ======             ======            ======           ======          ======
Total return(+)                                   (27.72)%            25.88%            23.05%           22.13%          28.62%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                        1.03%              0.98%             1.05%            1.05%           1.10%
  Net investment income                             1.95%              4.11%             1.88%            2.60%           3.27%
Portfolio turnover                                   110%               113%              137%             124%            153%
Net assets at end of period (000 Omitted)       $733,848           $899,682          $447,121         $324,098         $90,083

  (S) The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
        Net investment income                     $ 0.21             $ 0.53            $ 0.20           $ 0.26          $ 0.30
        Ratios (to average net assets):
          Expenses##                                1.06%              1.16%             1.10%            1.15%           1.29%
          Net investment income                     1.92%              3.93%             1.83%            2.50%           3.08%
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------

YEAR ENDED OCTOBER 31,                            2001                 2000              1999             1998            1997
------------------------------------------------------------------------------------------------------------------------------
                                               CLASS B
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period           $13.62               $12.19            $10.73           $10.36          $ 9.10
                                                ------               ------            ------           ------          ------
Income from investment operations# -
  Net investment income(S)                      $ 0.13               $ 0.45            $ 0.12           $ 0.19          $ 0.24
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency                                     (3.69)                2.40              2.12             1.79            2.08
                                                ------               ------            ------           ------          ------
      Total from investment operations          $(3.56)              $ 2.85            $ 2.24           $ 1.98          $ 2.32
                                                ------               ------            ------           ------          ------
Less distributions declared to shareholders -
  From net investment income                    $(0.19)              $(0.32)           $(0.16)          $(0.20)         $(0.27)
  From net realized gain on investments
    and foreign currency transactions            (1.19)               (1.10)            (0.61)           (1.39)          (0.79)
  In excess of net investment income              --                   --               (0.01)           (0.02)           --
  In excess of net realized gain on
    investments and foreign currency
    transactions                                 (0.03)                --                --               --              --
                                                ------               ------            ------           ------          ------
      Total distributions declared to
        shareholders                            $(1.41)              $(1.42)           $(0.78)          $(1.61)         $(1.06)
                                                ------               ------            ------           ------          ------
Net asset value - end of period                 $ 8.65               $13.62            $12.19           $10.73          $10.36
                                                ======               ======            ======           ======          ======
Total return                                    (28.28)%              25.04%            22.11%           21.27%          27.59%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                      1.78%                1.73%             1.80%            1.80%           1.87%
  Net investment income                           1.20%                3.40%             1.08%            1.85%           2.49%
Portfolio turnover                                 110%                 113%              137%             124%            153%
Net assets at end of period (000 Omitted)     $984,740           $1,279,547          $691,115         $361,439         $91,973

  (S) The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
        Net investment income                   $ 0.13               $ 0.43            $ 0.11           $ 0.18          $ 0.22
        Ratios (to average net assets):
          Expenses##                              1.81%                1.91%             1.85%            1.90%           2.06%
          Net investment income                   1.17%                3.22%             1.03%            1.75%           2.30%
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                               2001               2000              1999            1998            1997
------------------------------------------------------------------------------------------------------------------------------
                                                  CLASS C
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period              $13.63             $12.21            $10.75          $10.37          $ 9.10
                                                   ------             ------            ------          ------          ------
Income from investment operations# -
  Net investment income(S)                         $ 0.13             $ 0.44            $ 0.12          $ 0.19          $ 0.24
  Net realized and unrealized gain (loss)
    on investments and foreign currency             (3.69)              2.40              2.12            1.80            2.09
                                                   ------             ------            ------          ------          ------
      Total from investment operations             $(3.56)            $ 2.84            $ 2.24          $ 1.99          $ 2.33
                                                   ------             ------            ------          ------          ------
Less distributions declared to shareholders -
  From net investment income                       $(0.19)            $(0.32)           $(0.16)         $(0.20)         $(0.27)
  From net realized gain on investments and
    foreign currency transactions                   (1.19)             (1.10)            (0.61)          (1.39)          (0.79)
  In excess of net investment income                 --                 --               (0.01)          (0.02)           --
  In excess of net realized gain on
    investments and foreign currency
    transactions                                    (0.03)              --                --              --              --
                                                   ------             ------            ------          ------          ------
      Total distributions declared to
        shareholders                               $(1.41)            $(1.42)           $(0.78)         $(1.61)         $(1.06)
                                                   ------             ------            ------          ------          ------
Net asset value - end of period                    $ 8.66             $13.63            $12.21          $10.75          $10.37
                                                   ======             ======            ======          ======          ======
Total return                                       (28.26)%            24.91%            22.18%          21.25%          27.71%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                         1.78%              1.73%             1.81%           1.80%           1.85%
  Net investment income                              1.20%              3.35%             1.08%           1.85%           2.47%
Portfolio turnover                                    110%               113%              137%            124%            153%
Net assets at end of period (000 Omitted)        $327,715           $433,998          $211,924         $95,856         $22,788

  (S) The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
        Net investment income                      $ 0.13             $ 0.42            $ 0.11          $ 0.18          $ 0.22
        Ratios (to average net assets):
          Expenses##                                 1.81%              1.91%             1.86%           1.90%           2.04%
          Net investment income                      1.17%              3.17%             1.03%           1.75%           2.28%
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------------------------
                                                            YEAR ENDED OCTOBER 31,                             PERIOD ENDED
                                           ----------------------------------------------------------           OCTOBER 31,
                                                2001             2000            1999            1998                 1997*
---------------------------------------------------------------------------------------------------------------------------
                                             CLASS I
---------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period         $13.68           $12.25          $10.78          $10.39                $ 8.90
                                              ------           ------          ------          ------                ------
Income from investment operations# -
  Net investment income(S)                    $ 0.24           $ 0.57          $ 0.24          $ 0.30                $ 0.29
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency                                   (3.71)            2.41            2.13            1.80                  1.48
                                              ------           ------          ------          ------                ------
      Total from investment operations        $(3.47)          $ 2.98          $ 2.37          $ 2.10                $ 1.77
                                              ------           ------          ------          ------                ------
Less distributions declared to
  shareholders -
  From net investment income                  $(0.30)          $(0.45)         $(0.28)         $(0.29)               $(0.28)
  From net realized gain on investments
    and foreign currency transactions          (1.19)           (1.10)          (0.61)          (1.39)                 --
  In excess of net investment income            --               --             (0.01)          (0.03)                 --
  In excess of net realized gain on
    investments and foreign currency
    transactions                               (0.03)            --              --              --                    --
                                              ------           ------          ------          ------                ------
      Total distributions declared to
        shareholders                          $(1.52)          $(1.55)         $(0.90)         $(1.71)               $(0.28)
                                              ------           ------          ------          ------                ------
Net asset value - end of period               $ 8.69           $13.68          $12.25          $10.78                $10.39
                                              ======           ======          ======          ======                ======
Total return                                  (27.58)%          26.14%          23.44%          22.52%                20.15%++
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses##                                    0.78%            0.73%           0.80%           0.80%                 0.86%+
  Net investment income                         2.19%            4.38%           2.14%           2.84%                 3.39%+
Portfolio turnover                               110%             113%            137%            124%                  153%
Net assets at end of period
  (000 Omitted)                               $2,604           $4,155          $1,437          $1,145                  $725

  (S) The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
        Net investment income                 $ 0.24           $ 0.55          $ 0.23          $ 0.29                $ 0.27
        Ratios (to average net assets):
          Expenses##                            0.81%            0.91%           0.85%           0.90%                 1.05%+
          Net investment income                 2.17%            4.20%           2.09%           2.74%                 3.20%+
 * For the period from the inception of Class I shares, January 2, 1997, through October 31, 1997.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Utilities Fund (the fund) is a nondiversified series of MFS Series Trust VI (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street") and Chase Manhattan Bank ("Chase"), as lending agents, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street and Chase provide the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agents. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At October 31, 2001, the value of securities loaned was $207,608,924. These loans were collateralized by cash of $216,597,955 which was invested in the following short term obligation:
                                                                IDENTIFIED COST
                                                      SHARES          AND VALUE
-------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio     216,597,955       $216,597,955

Investment Transactions and Income - Investment transactions are recorded on the trade date. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the fund at a future date, usually beyond customary settlement time.

The fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the fund will begin amortizing premiums on debt securities effective November 1, 2001. Prior to this date, the fund did not amortize premiums on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the fund. The impact of this accounting change has not been determined, but will result in a decrease to cost of securities and a corresponding increase in net unrealized appreciation.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the period, the fund's custodian fees were reduced by $230,965 under this arrangement. The fund has entered into a directed brokerage agreement, under which the broker will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the period, the fund's custodian fees were reduced by $10,676 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, real estate investment trusts, defaulted bonds, capital losses, and amortization and accretion on debt securities. During the year ended
October 31, 2001, accumulated undistributed net investment income increased by $181,517, accumulated net realized loss on investments and foreign currency transactions increased by $570,089, and paid-in capital increased by $388,572 due to differences between book and tax accounting for mortgage-backed securities and currency transactions. This change had no effect on the net assets or net asset value per share.

At October 31, 2001, the fund, for federal income tax purposes, had a capital loss carryforward of $338,806,631 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on October 31, 2009.

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.375% of the fund's average daily net assets and 6.25% of investment income. The investment adviser has voluntarily agreed to waive a portion of its fee, which is shown as a reduction of total expenses in the Statement of Operations.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $10,665 for the year ended October 31, 2001.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $850,224 for the year ended October 31, 2001, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $80,244 for the year ended October 31, 2001. Payment of the 0.10% per annum Class A distribution fee will commence on such a date as the Trustees of the Trust may determine. Fees incurred under the distribution plan during the year ended October 31, 2001, were 0.25% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $45,669 and $11,308 for Class B and Class C shares, respectively, for the year ended October 31, 2001. Fees incurred under the distribution plan during the year ended October 31, 2001, were 1.00% and 1.00% of average daily net assets attributable to Class B and Class C shares, respectively, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended October 31, 2001, were $12,094, $2,712,008, and $119,698 for Class A, Class B, and Class C
shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                  PURCHASES              SALES
------------------------------------------------------------------------------
U.S. government securities                   $  490,769,982     $  612,362,407
                                             --------------     --------------
Investments (non-U.S. government
  securities)                                $2,302,769,088     $2,053,969,655
                                             --------------     --------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                  $2,383,099,189
                                                                --------------
Gross unrealized depreciation                                   $ (454,208,919)
Gross unrealized appreciation                                       96,007,975
                                                                --------------
    Net unrealized depreciation                                 $ (358,200,944)
                                                                ==============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                        YEAR ENDED OCTOBER 31, 2001          YEAR ENDED OCTOBER 31, 2000
                                    -------------------------------       ------------------------------
                                         SHARES              AMOUNT            SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                          36,736,365       $ 409,685,066        35,843,648      $ 479,294,313
Shares issued to shareholders
  in reinvestment of
  distributions                       7,736,092          85,821,256         4,142,162         50,937,598
Shares reacquired                   (25,768,269)       (273,663,532)      (10,670,235)      (141,864,245)
                                    -----------       -------------       -----------      -------------
    Net increase                     18,704,188       $ 221,842,790        29,315,575      $ 388,367,666
                                    ===========       =============       ===========      =============

Class B shares
                                        YEAR ENDED OCTOBER 31, 2001          YEAR ENDED OCTOBER 31, 2000
                                    -------------------------------       ------------------------------
                                         SHARES              AMOUNT            SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                          33,771,951       $ 380,609,386        41,191,474      $ 547,010,960
Shares issued to shareholders
  in reinvestment of
  distributions                      10,037,548         111,392,727         5,783,657         70,344,204
Shares reacquired                   (23,887,129)       (249,138,049)       (9,688,575)      (127,809,409)
                                    -----------       -------------       -----------      -------------
    Net increase                     19,922,370       $ 242,864,064        37,286,556      $ 489,545,755
                                    ===========       =============       ===========      =============

Class C shares
                                        YEAR ENDED OCTOBER 31, 2001          YEAR ENDED OCTOBER 31, 2000
                                    -------------------------------       ------------------------------
                                         SHARES              AMOUNT            SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                          13,409,263       $ 151,944,810        17,474,404      $ 232,822,720
Shares issued to shareholders
  in reinvestment of
  distributions                       3,062,206          34,018,071         1,600,604         19,520,304
Shares reacquired                   (10,453,716)       (109,811,393)       (4,588,512)       (60,847,338)
                                    -----------       -------------       -----------      -------------
    Net increase                      6,017,753       $  76,151,488        14,486,496      $ 191,495,686
                                    ===========       =============       ===========      =============

Class I shares
                                        YEAR ENDED OCTOBER 31, 2001          YEAR ENDED OCTOBER 31, 2000
                                    -------------------------------       ------------------------------
                                         SHARES              AMOUNT            SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                             159,799       $   1,810,360           365,650      $   4,953,504
Shares issued to shareholders
  in reinvestment of
  distributions                          26,366             292,490            15,834            195,520
Shares reacquired                      (190,216)         (2,046,023)         (195,059)        (2,673,812)
                                    -----------       -------------       -----------      -------------
    Net increase (decrease)              (4,051)      $      56,827           186,425      $   2,475,212
                                    ===========       =============       ===========      =============

(6) Line of Credit
The fund and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the year ended October 31, 2001, was $27,543. The fund had no borrowings during the year.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees of MFS Series Trust VI and Shareholders of MFS Utilities Fund:

We have audited the accompanying statement of assets and liabilities of MFS Utilities Fund (the fund), including the portfolio of investments, as of October 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MFS Utilities Fund at October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                     /s/ ERNST & YOUNG LLP
Boston, Massachusetts
December 7, 2001

-------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION
-------------------------------------------------------------------------------

   IN JANUARY 2002, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2001.

   THE FUND HAS DESIGNATED $75,381,649 AS A CAPITAL GAIN DIVIDEND FOR THE YEAR ENDED OCTOBER 31, 2001.

   FOR THE YEAR ENDED OCTOBER 31, 2001 THE AMOUNT OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS RECEIVED DEDUCTION FOR
   CORPORATIONS IS 92.51%.

-------------------------------------------------------------------------------

MFS(R) UTILITIES FUND

TRUSTEES                                                 ASSISTANT TREASURERS
Marshall N. Cohan+ - Private Investor                    Mark E. Bradley*
                                                         Robert R. Flaherty*
Lawrence H. Cohn, M.D.+ - Chief of Cardiac               Ellen Moynihan*
Surgery, Brigham and Women's Hospital;
Professor of Surgery, Harvard Medical School             SECRETARY
                                                         Stephen E. Cavan*
The Hon. Sir J. David Gibbons, KBE+ - Chief
Executive Officer, Edmund Gibbons Ltd.;                  ASSISTANT SECRETARY
Chairman, Colonial Insurance Company, Ltd.               James R. Bordewick, Jr.*

Abby M. O'Neill+ - Private Investor                      CUSTODIAN
                                                         State Street Bank and Trust Company
Walter E. Robb, III+ - Principal, Robb
Associates (corporate financial consultants);            AUDITORS
President, Benchmark Consulting Group, Inc.              Ernst & Young LLP
(office services)
                                                         INVESTOR INFORMATION
Arnold D. Scott* - Senior Executive                      For information on MFS mutual funds, call your
Vice President and Director                              investment professional or, for an information
MFS Investment Management                                kit, call toll free: 1-800-637-2929 any
                                                         business day from 9 a.m. to 5 p.m. Eastern time
Jeffrey L. Shames* - Chairman and Chief                  (or leave a message anytime).
Executive Officer, MFS Investment Management
                                                         INVESTOR SERVICE
J. Dale Sherratt+ - President, Insight                   MFS Service Center, Inc.
Resources, Inc. (acquisition planning                    P.O. Box 2281
specialists)                                             Boston, MA 02107-9906

Ward Smith+ - Private Investor                           For general information, call toll free:
                                                         1-800-225-2606 any business day from
INVESTMENT ADVISER                                       8 a.m. to 8 p.m. Eastern time.
Massachusetts Financial Services Company
500 Boylston Street                                      For service to speech- or hearing-impaired
Boston, MA 02116-3741                                    individuals, call toll free: 1-800-637-6576 any
                                                         business day from 9 a.m. to 5 p.m. Eastern
DISTRIBUTOR                                              time. (To use this service, your phone must be
MFS Fund Distributors, Inc.                              equipped with a Telecommunications Device for
500 Boylston Street                                      the Deaf.)
Boston, MA 02116-3741
                                                         For share prices, account balances, exchanges,
CHAIRMAN AND PRESIDENT                                   or stock and bond outlooks, call toll free:
Jeffrey L. Shames*                                       1-800-MFS-TALK (1-800-637-8255) anytime from a
                                                         touch-tone telephone.
PORTFOLIO MANAGER
Maura A. Shaughnessy*                                    WORLD WIDE WEB
                                                         www.mfs.com
TREASURER
James O. Yost*

+ Independent Trustee
* MFS Investment Management

MFS(R) UTILITIES FUND                                             ------------
                                                                   PRSRT STD
[logo] M F S(R)                                                   U.S. Postage
INVESTMENT MANAGEMENT                                                Paid
                                                                      MFS
500 Boylston Street                                               ------------
Boston, MA 02116-3741

(C)2001 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                MUF-2 12/01 197M 35/235/335/835